EXHIBIT 10.34

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of January 27, 2004, by and among Provo International Inc., a Delaware corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase One Million Two Hundred Thousand Dollars ($1,200,000) (the "Purchase Price") of principal amount of secured 8% promissory notes of the Company ("Note" or "Notes") convertible into shares of the Company's common stock, $.01 par value (the "Common Stock") at a per share conversion price of twenty-five cents ($.25) ("Conversion Price"); and share purchase warrants (the "Warrants"), in the form attached hereto as EXHIBIT A, to purchase shares of Common Stock (the "Warrant Shares"). The Notes, shares of Common Stock issuable upon conversion of the Notes (the "Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

         WHEREAS, the aggregate proceeds of the sale of the Notes and the Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as EXHIBIT B (the "Escrow Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

                  1. Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount designated on the signature page hereto. The aggregate amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Purchase Price. The Closing Date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price is transmitted by wire transfer or otherwise to or for the benefit of the Company.

                  2. Security Interest. The Subscribers will be granted a security interest in all the assets of the Company to be memorialized in a Security Agreement. The Company will execute such other agreements, documents and financing statements to be filed at the Company's expense with such jurisdictions, states and counties designated by the Subscribers. The Company will also execute all such documents reasonably necessary in the opinion of Subscriber to memorialize and further protect the security interest described herein. A form of Security Agreement is annexed hereto as EXHIBIT C. The

Subscribers will appoint a Collateral Agent to represent them collectively in connection with the security interest to be granted in the Company's assets. The appointment will be pursuant to a Collateral Agent Agreement, a form of which is annexed hereto as EXHIBIT D.

                  3. Warrants. On the Closing Date, the Company will issue Warrants to the Subscribers. One (1) Warrant will be issued for each two Shares that would be issuable upon conversion of the Notes. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Warrant shall be equal to the closing price of the Common Stock on the trading day preceding the Closing Date, as reported by Bloomberg L.P. for the American Stock Exchange ("Amex"). The Warrants shall be exercisable for five years after the Closing Date. The exercise price of the Warrants issuable shall be equitably adjusted to offset the effect of stock splits, stock dividends, pro rata distributions of property or equity interests to the Company's shareholders, after the date of this Agreement. The entire Purchase Price shall be deemed allocated to the Common Stock.

                  4. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company as to such Subscriber that:

                        (a) Information on Company. The Subscriber has been furnished with or has obtained from the EDGAR Website of the Securities and Exchange Commission (the "Commission") the Company's Form 10-KSB for the year ended December 31, 2002 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                        (b) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and exercise of any of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                        (c) Purchase of Notes and Warrants. On the Closing Date, the Subscriber will purchase the Notes and Warrants as principal for its own account and not with a view to any distribution thereof.

                        (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they assume and the Subscriber may also enter into short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties that in turn may dispose of these Securities.

                        (e) Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PROVO INTERNATIONAL INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                        (f) Warrants Legend. The Warrants shall bear the following or similar legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PROVO INTERNATIONAL INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                        (g) Note Legend. The Note shall bear the following legend:

                  "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PROVO INTERNATIONAL INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                        (h) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                        (i) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                        (j) Correctness of Representations. Each Subscriber represents as to such Subscriber only that the foregoing representations and warranties are true and correct as of the date hereof and will be true and correct as of each closing date and unless a Subscriber otherwise notifies the Company prior to any closing date, shall be true and correct as of such closing dates. The foregoing representations and warranties shall survive the Closing Date for a period of three (3) years.

                  5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

                        (a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

                        (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                        (c) Authority; Enforceability. This Agreement, the Notes, the Warrants, the Escrow Agreement and any other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement, the Notes, the Warrants, the Escrow Agreement and such other agreements delivered together with this Agreement or in connection herewith and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

                        (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described on SCHEDULE 5(D), or the Reports.

                        (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the Amex, the National Association of Securities Dealers, Inc., Nasdaq, SmallCap Market, the OTC Bulletin Board nor the Company's Shareholders is required for the execution and compliance by the Company of its obligations under this Agreement, and all other agreements entered into or to be entered into by the Company relating hereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other agreements.

                        (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating hereto by the Company will:

                             (i) violate, conflict with, result in a breach of,
or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under
(A) the articles of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                             (ii) result in the creation or imposition of any
lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates; or

                             (iii) will not result in the activation of any
anti-dilution rights or a reset or repricing of any debt or security instrument of any other debtor or equity holder of the Company.

                        (g) The Securities. The Securities upon issuance:

                             (i) are, or will be, free and clear of any security
interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                             (ii) have been, or will be, duly and validly
authorized and on the date of conversion of the Notes, and upon exercise of the Warrants, the Shares and Warrant Shares respectively, will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the 1933 Act);

                             (iii) will not have been issued or sold in
violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                             (iv) will not subject the holders thereof to
personal liability by reason of being such holders.

                        (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed on SCHEDULE 5(H) or in the Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

                        (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company's $.01 par value common stock is registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

                        (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                        (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                        (l) Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                        (m) Defaults. Each of the Company and its subsidiaries is not in violation of its Articles of Incorporation or ByLaws. Except as set forth in SCHEDULE 5(M), the Company and each of its subsidiaries are (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company or a subsidiary of the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company or a subsidiary of the Company.

                        (n) No Integrated Offering. Neither the Company, nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer and/or sale of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Amex. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer and/or sale of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

                        (o) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                        (p) Listing. The Company's common stock is listed on the Amex. The Company has not received any oral or written notice that its common stock will be delisted from the Amex nor that its common stock does not meet all requirements for the continuation of such quotation. The Company satisfies the requirements for the continued listing of its common stock on the Amex.

                        (q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since September 30, 2003 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition, other than as set forth in SCHEDULE 5(Q).

                        (r) No Undisclosed Events or Circumstances. Since September 30, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                        (s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on SCHEDULE 5(S). Except as set forth in the Reports and Other Written Information and SCHEDULE 5(D), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                        (t) Dilution. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Note and exercise of the Warrants is binding upon the Company and enforceable, except as otherwise described in this Subscription

Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                        (u) No Disagreements with Accountants and Lawyers. Except as set forth on SCHEDULE 5(U), there are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                        (v) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the 1933 Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
(w) S-3 Eligibility. The Company currently meets, and will use commercially reasonable efforts to take all necessary action to continue to meet, the "registrant requirements" set forth in the General Instruction I.A. to Form S-3.

                        (x) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and will be true and correct as of each closing date, and unless the Company otherwise notifies the Subscribers prior to any closing date, shall be true and correct as of such closing dates. The foregoing representations and warranties shall survive the Closing Date for a period of three (3) years.

                  6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On each closing date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as EXHIBIT E. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Notes and exercise of the Warrants and resale of the Shares and Warrant Shares.

                  7.1. Conversion of Note.

                        (a) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration.

                        (b) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed to EXHIBIT A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers an original Note to the Company. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

                        (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 7 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay to the Subscriber for late issuance of Shares in the form required pursuant to Section 7 hereof upon Conversion of the Note in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount being converted, of the corresponding Shares which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

                        (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                  7.2. Mandatory Redemption at Subscriber's Election. In the event the Company is prohibited from issuing Shares, or fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement) or for any reason other than pursuant to the limitations set forth in Section 7.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) at the Subscriber's election, a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 130%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the then Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the principal market for the period commencing on the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon ("Mandatory Redemption

Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.

                  7.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Subscriber may exceed 9.99%. The Subscriber may void the conversion limitation described in this
Section 7.3 upon and effective after (sixty-one) 61 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

                  7.4. Injunction - Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof or exercise the Warrant in whole or in part, the Company may not refuse conversion or exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, or aggregate purchase price of the Warrant Shares which are subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

                  7.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

                  7.6 Adjustments. The Conversion Price and amount of Shares issuable upon conversion of the Notes shall be adjusted to offset the effect of stock splits, stock dividends, pro rata distributions of property or equity interests to the Company's shareholders and similar events.

                  7.7. Redemption. The Company may not redeem or call the Note without the consent of the holder of the Note.

                  8. Legal Fee/Escrow Agent and Broker's Fee.

                        (a) Legal Fee. The Company shall pay to Grushko & Mittman, P.C., a fee of $20,000 ("Legal Fees") as reimbursement for services rendered to Subscribers in connection with this Agreement and the purchase and sale of the Notes and Warrants (the "Offering") and acting as Escrow Agent for the Offering. Five Thousand Dollars ($5,000) of the Legal Fees shall be payable prior to Closing by delivery to Grushko & Mittman, P.C. of 40,000_Shares of the Company's Common Stock. The holder of such Common Stock is granted the same registration rights with respect to such Shares as the Subscribers are granted in connection with the Shares and such Common Stock is included in the definition of Registrable securities set forth in Section 10.1 of this Agreement.

                        (b) Broker's Fee. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or broker's fees other than Berry-Shino Securities, Inc. ("Broker") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Anything to the contrary in this Agreement notwithstanding, each Subscriber is providing indemnification only for such Subscriber's own actions and not for any action of any other Subscriber. Each Subscriber's liability hereunder is several and not joint. The Company agrees that it will pay the Broker a fee equal to ten percent (10%) of the Purchase Price ("Broker's Fees") and ten percent (10%) of the cash proceeds received by the Company from Warrant exercise ("Warrant Exercise Compensation"). The Warrant Exercise Compensation shall be payable to the Broker within ten (10) days after receipt of Warrant exercise proceeds by the Company. The Broker will also receive on the Closing Date, one (1) Warrant for each five (5) Warrants issued to the Subscribers ("Broker's Warrants"). The Broker's Warrants will be identical to the Warrants except that the "Purchase Price" as defined in the Broker's Warrants shall be $.25 per Warrant Share. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering except the Broker. All the representations, covenants, warranties, undertakings, remedies, liquidated damages, indemnification, and other rights including but not limited to registration rights made or granted to or for the benefit of the Subscribers are hereby also made and granted to the Broker in respect of the Broker's Warrants and Warrant Shares issuable upon exercise of the Broker's Warrants. References herein to Warrants and Warrant Shares shall include Broker's Warrants and Warrant Shares issuable upon exercise of the Broker's Warrants.

                  9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

                        (a) Stop Orders. The Company will advise the
Subscribers, promptly after it receives notice of issuance by the Commission, a court, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                        (b) Listing. The Company shall promptly secure the listing of the Shares and Warrant Shares upon each national securities exchange, or quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Securities are outstanding. The Company will maintain the listing of its Common Stock on the Amex, Nasdaq SmallCap Market, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock [the "Principal Market"]), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Amex is and will be the Principal Market.

                  (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

                  (d) Reporting Requirements. From the date of this Agreement and until at least two (2) years after the sooner of (i) the actual effectiveness ("Actual Effective Date") of the Registration Statement, or until all the Shares and Warrant Shares have been resold pursuant to the Registration Statement, the Company will (i) comply in all respects with its reporting and filing obligations under the 1934 Act, (ii) comply with all reporting requirements that are applicable to an issuer required to file reports pursuant to Section 13 and Section 15(d) of the 1934 Act, and (iii) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the later of two (2) years after the Actual Effective Date. Until the earlier of the resale of the Shares and the Warrant Shares by each Subscriber or at least two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

                  (e) Use of Proceeds. The Company undertakes to use the proceeds of the Subscribers' funds for the purposes set forth on SCHEDULE 9(E) hereto. A deviation from the use of proceeds set forth on SCHEDULE 9(E) of more than 10% per item or more than 20% in the aggregate shall be deemed a material breach of the Company's obligations hereunder. Except as set forth on SCHEDULE 9(E), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding redeemable notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

                  (f) Reservation. The Company undertakes to reserve, pro rata on behalf of each holder of a Note or Warrant, from its authorized but unissued common stock, at all times that Notes or Warrants remain outstanding, a number of common shares equal to not less than 200% of the amount of common shares necessary to allow each such holder at all times to be able to convert all such outstanding Notes held by such holder, and one common share for each Warrant Share. Failure to have sufficient shares reserved pursuant to this Section 9(f) for three (3) consecutive business days or ten (10) days in the aggregate during any 365 day period shall be an Event of Default under the Note.

                  (g) Taxes. From the date of this Agreement until two (2) years after the Closing Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                  (h) Insurance. From the date of this Agreement until two (2) years after the Closing Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                  (i) Books and Records. From the date of this Agreement until two (2) years after the Closing Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                  (j) Governmental Authorities. From the date of this Agreement until two (2) years after the Closing Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                  (k) Intellectual Property. From the date of this Agreement until two (2) years after the Closing Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

                  (l) Properties. From the date of this Agreement until two (2) years after the Closing Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

                  (m) Confidentiality. From the date of this Agreement until two
(2) years after the Closing Date, the Company agrees that it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon ten (10) days prior notice to Subscriber.

                  (n) Blackout. The Company undertakes and covenants that until the first to occur of (i) the registration statement described in Section 11.1(iv) having been effective for one hundred and eighty (180) business days, or (ii) until all the Shares and Warrant Shares have been resold pursuant to said registration statement, the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement, causing an already effective registration statement to no longer be effective or current, or require the filing of an amendment to an already effective registration statement.

                  (o) S-8. The Company will not file a Form S-8 with the Commission during the Exclusion Period (as defined in Section 12(a) of the Agreement) without the consent of the Subscriber except in connection with employee stock option plans and attorney compensation.

              10. Covenants of the Company and Subscriber Regarding Indemnification.

                  (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

                  (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribes relating hereto.

                  (c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of Registrable Securities (as defined herein) giving rise to such indemnification obligation.

                  (d) The procedures set forth in Section 11.6 shall apply to the indemnifications set forth in Sections 10(a) and 10(b) above.

              11.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

                        (i) On one occasion, for a period commencing one hundred and thirty-one (131) days after the Closing Date, but not later than three (3) years after the Closing Date ("Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the Shares issued and issuable upon conversion of the Notes and Warrant Shares actually issued upon exercise of the Warrants shall prepare and file with the Commission a registration statement under the 1933 Act covering the Shares and Warrant Shares, including the Warrant Shares issuable upon exercise of the Broker's Warrants (collectively "Registrable Securities") which are the subject of such request. For purposes of Sections 11.1(i) and 11.1(ii), Registrable Securities shall not include Securities which are registered for resale in an effective registration statement or included for registration in a pending registration statement, or which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

                        (ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 11.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Seller.

                        (iii) If, at the time any written request for registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

                        (iv) The Company shall file with the Commission not later than seventy-five (75) days after the Closing Date (the "Filing Date"), and cause to be declared effective within one hundred and thirty (130) days after the Closing Date (the "Effective Date"), a Form S-3 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act. The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to two hundred percent (200%) of the Shares issuable upon conversion of the Notes (using the Conversion Price on the Closing Date or the trading day immediately preceding the filing date of the Registration Statement, or any amendment thereto; whichever results in the greatest number of registrable Shares, such amount of Shares being included in the definition of Registrable Securities) and one hundred percent (100%) of the Warrant Shares issuable upon exercise of the Warrants. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber, and not issued, employed or reserved for anyone other than each Subscriber. Such Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. No securities of the Company other than the Registrable Securities will be included in the registration statement described in this Section 11.1(iv) except as disclosed on Schedule 11.1, without the written consent of Subscriber. A registration that is filed but withdrawn prior to being declared effective shall be deemed not to have been filed for purposes of this Section 11.1.

              11.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1(i), 11.1(ii), or (iv) to effect the registration of any shares of Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

                  (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by
Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities (the "Sellers") copies of all filings and Commission letters of comment;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to the Seller, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                  (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

                  11.3. Provision of Documents. In connection with each registration described in this Section 11, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

              11.4. Non-Registration Events. The Company and the Subscribers agree that the Seller will suffer damages if any registration statement required under Section 11.1(iv) above is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 11.1(i) or 11.1(ii) is not filed within sixty
(60) days after written request and declared effective by the Commission within one hundred and twenty (120) days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the registration statement on Form SB-2 or such other form described in Section 11.1(iv) is not filed on or before the Filing Date or is not declared effective on or before the sooner of the Effective Date, or within five (5) business days of receipt by the Company of a written or oral communication from the Commission that the registration statement described in
Section 11.1(iv) will not be reviewed, (ii) if the registration statement described in Sections 11.1(i) or 11.1(ii) is not filed within sixty (60) days after such written request, or is not declared effective within one hundred and twenty (120) days after such written request, or (iii) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed thirty (30) days in the aggregate per year (defined as a period of three hundred and sixty-five days commencing on the date the Registration Statement is declared effective) or more than twenty (20) consecutive days (each such event referred to in clauses (i), (ii) and (iii) of this Section 11.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each thirty (30) days or part thereof, of the greater of (i) the Purchase Price of the Notes remaining unconverted and purchase price of Shares issued upon conversion of the Notes and actually paid "Purchase Price" (as defined in the Warrants) of Warrant Shares issued or issuable upon actual exercise of the Warrants, or (ii) the closing price of the Company's common stock on the last day of each period for which Liquidated Damages are payable, for the Registrable Securities owned of record by such holder as of and during the pendency of such Non-Registration Event which are subject to such Non-Registration Event. Payments to be made pursuant to this Section 11.4 shall be due and payable in cash within ten (10) business days after the end of each thirty (30) day period or part thereof for which Liquidated Damages are payable. It shall be deemed a Non-Registration Event if at any time after the Effective Date the Company has registered for unrestricted resale on behalf of each Subscriber fewer than one hundred and fifty percent (150%) of the amount of Common Stock issuable upon full conversion of all sums due under the Notes.

              11.5. Expenses. All expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fee of one counsel for all Sellers are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any additional counsel to the Seller, are called "Selling Expenses". The Company will pay all Registration Expenses in connection with the registration statement under
Section 11. Selling

Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

              11.6. Indemnification and Contribution.

                  (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933
Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

              11.7. Delivery of Unlegended Shares.

                  (a) Within three (3) business days (such third business day, the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, for the delivery of shares of Common Stock without any legends including the legends set forth in Sections 4(e) and 4(g) above, issuable pursuant to any effective and current registration statement described in Section 11 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

                  (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefore do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

                  (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof beyond the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty
(30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 130% of the Purchase Price of such Shares and Warrant Shares. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                  (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares within ten
(10) calendar days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

              12. (a) Right of First Refusal. From the date of this Agreement, until one hundred and eighty (180) days after the Actual Effective Date of the Registration Statement (the

"Exclusion Period"), the Subscribers shall be given not less than fourteen (14) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with
(i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, or (iii) as has been described in the Reports or Other Written Information filed or delivered prior to the Closing Date (collectively "Excepted Issuances"). The Subscribers shall have the right during the fourteen (14) business days following the notice to purchase such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Notes in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of fourteen (14) business days following the notice of modification, whichever is longer, to exercise such right. In connection with a Subscriber's exercise of its rights pursuant to this Section 12(a), the Subscriber may tender some or all of the Note principal and accrued interest as payment for such other stock, securities or debt obligations being purchased.

                  (b) Favored Nations Provision. If, at any time a Note or Warrant is outstanding or Registrable Securities are not then registered in an effective Registration Statement for unrestricted resale as required by Section 11 hereof ("Outstanding Period"), except for the Excepted Issuances, the Company shall offer, issue or agree to issue any Common Stock or securities convertible into or exercisable for shares of Common Stock to any person, firm or corporation at a price per share or conversion or exercise price per share which shall be less than the Conversion Price or upon any other term more favorable to such other investor, without the consent of a Subscriber still holding Securities, then the Subscriber is granted the right in the Subscriber's sole discretion to modify any term or condition of the Offering including but not limited to the Conversion Price or other price at which Common Stock may be purchased upon conversion of the Notes and exercise of the Warrants. The rights of the Subscriber set forth in this Section 12(b) are in addition to any other rights the Subscriber has pursuant to this Agreement and any other agreement referred to or entered into in connection herewith.

                  (c) Maximum Exercise of Rights. In the event the exercise of the rights described in Sections 12(a) or 12(b) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber as described in Section 7.3 of this Agreement, then the purchase and/or issuance of such other Common Stock or Common Stock equivalents of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such Common Stock or Common Stock equivalents without exceeding the maximum amount set forth in Section 7.3. The determination of when such Common Stock or Common Stock equivalents may be issued shall be made by each Subscriber as to only such Subscriber.

              13. Miscellaneous.

                  (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Provo International Inc., One Blue Hill Plaza, 7th Floor, Pearl River, New York 10965, Attn: Stephen J. Cole, Chief Executive Officer, telecopier: (845) 623-8669, with a copy by telecopier only to: Swidler Berlin Shereff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007, Attn: Sean P. McGuinness, Esq., telecopier: (202) 295-8478, (ii) if to the Subscribers, to: the address and telecopier number indicated on the signature page hereto, with a copy by telecopier only to:
Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Broker, to: Berry-Shino Securities, Inc., 45 Broadway, 9th Floor, New York, New York 10006, Attn: Asher Brand, telecopier: (212) 344-2383.

                  (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement.

                  (c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                  (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                  (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                  (g) Independent Nature of Subscribers' Obligations and Rights. The obligations of each Subscriber hereunder are several and not joint with the obligations of any other Subscriber hereunder, and no such Subscriber shall be responsible in any way for the performance of the obligations of any other hereunder.






                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                            PROVO INTERNATIONAL INC.
                                            a Delaware Corporation

                                            By:   /s/ Stephen J. Cole-Hatchard
                                                  ----------------------------
                                            Name: Stephen J. Cole-Hatchard
                                            Title: CEO
                                            Dated: January 27, 2004

+----------------------------------+-----------------+------------------------+
|SUBSCRIBER                        | PURCHASE PRICE  |  WARRANTS ISSUABLE ON  |
|                                  |                 |  CLOSING DATE          |
|                                  |                 |                        |
+----------------------------------+-----------------+------------------------+
|                                  | $500,000.00     |                        |
|                                  |                 |                        |
| ________________________________ |                 |                        |
| (Signature)                      |                 |                        |
| ALPHA CAPITAL AKTIENGESELLSCHAFT |                 |                        |
| Pradafant 7                      |                 |                        |
| 9490 Furstentums                 |                 |                        |
| Vaduz, Lichtenstein              |                 |                        |
| Fax: 011-42-32323196             |                 |                        |
|                                  |                 |                        |
+----------------------------------+-----------------+------------------------+

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                            PROVO INTERNATIONAL INC.
                                            a Delaware Corporation

                                            By:   /s/ Stephen J. Cole-Hatchard
                                                  ----------------------------
                                            Name: Stephen J. Cole-Hatchard
                                            Title: CEO
                                            Dated: January 27, 2004



+----------------------------------+-----------------+------------------------+
|SUBSCRIBER                        | PURCHASE PRICE  |  WARRANTS ISSUABLE ON  |
|                                  |                 |  CLOSING DATE          |
|                                  |                 |                        |
+----------------------------------+-----------------+------------------------+
|                                  | $300,000.00     |                        |
|                                  |                 |                        |
| ________________________________ |                 |                        |
| (Signature)                      |                 |                        |
| STONESTREET  LIMITED  PARTNERSHIP|                 |                        |
| C/o Canaccord Capital Corporation|                 |                        |
| 320 Bay Street, Suite 1300       |                 |                        |
| Toronto, Ontario M5H 4A6, Canada |                 |                        |
| Fax: (416) 956-8989              |                 |                        |
|                                  |                 |                        |
+----------------------------------+-----------------+------------------------+

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (C)

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.



                                            PROVO INTERNATIONAL INC.
                                            a Delaware Corporation

                                            By:   /s/ Stephen J. Cole-Hatchard
                                                  ----------------------------
                                            Name: Stephen J. Cole-Hatchard
                                            Title: CEO
                                            Dated: January 27, 2004



+--------------------------------------------+-----------------+------------------------+
|SUBSCRIBER                                  | PURCHASE PRICE  |  WARRANTS ISSUABLE ON  |
|                                            |                 |  CLOSING DATE          |
|                                            |                 |                        |
+--------------------------------------------+-----------------+------------------------+
|                                            | $150,000.00     |                        |
|                                            |                 |                        |
| ________________________________           |                 |                        |
| (Signature)                                |                 |                        |
| CONGREGATION MISHKAN SHOLOM INCORPORATED   |                 |                        |
| 9612 Van Nuys Boulevard, Suite 108         |                 |                        |
| Panorama City, CA 91403                    |                 |                        |
| Fax: 818-892-9844                          |                 |                        |
|                                            |                 |                        |
+--------------------------------------------+-----------------+------------------------+

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (D)

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                            PROVO INTERNATIONAL INC.
                                            a Delaware Corporation

                                            By:   /s/ Stephen J. Cole-Hatchard
                                                  ----------------------------
                                            Name: Stephen J. Cole-Hatchard
                                            Title: CEO
                                            Dated: January 27, 2004



+-----------------------------------+-----------------+------------------------+
|SUBSCRIBER                         | PURCHASE PRICE  |  WARRANTS ISSUABLE ON  |
|                                   |                 |  CLOSING DATE          |
|                                   |                 |                        |
+-----------------------------------+-----------------+------------------------+
|                                   |  $50,000.00     |                        |
|                                   |                 |                        |
| ________________________________  |                 |                        |
| (Signature)                       |                 |                        |
| LUCRATIVE INVESTMENTS             |                 |                        |
| Ajeltake Island                   |                 |                        |
| P.O. Box 1405                     |                 |                        |
| Majuro Marshall Island M.H. 96960 |                 |                        |
| Fax: 011-35041555                 |                 |                        |
|                                   |                 |                        |
+-----------------------------------+-----------------+------------------------+

                         LIST OF EXHIBITS AND SCHEDULES

         Exhibit A               Form of Warrant

         Exhibit B               Escrow Agreement

         Exhibit C               Security Agreement

         Exhibit D               Collateral Agent Agreement

         Exhibit E               Form of Legal Opinion

         Schedule 5(d)           Additional Issuances

         Schedule 5(h)           Litigation

         Schedule 5(m)           Defaults

         Schedule 5(q)           Undisclosed Liabilities

         Schedule 5(s)           Capitalization

         Schedule 5(u)           Disagreements with Accountants and Lawyers

         Schedule 9(e)           Use of Proceeds

         Schedule 11.1           Other Securities to be Registered